Summary of Significant Accounting Policies and Estimates (Policies)	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Use of Estimates
Use of Estimates
The preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the balance sheet date and the amounts of revenues and expenses recognized during the reporting period. Management analyzes the Company’s estimates based on historical experience and various other assumptions that are believed to be reasonable under the circumstances; however, actual results could differ from such estimates. The significant estimates made by management in the accompanying Consolidated Financial Statements relate to inventory market adjustments, reserves for future chargebacks on finance and vehicle service contract fees, self-insured property/casualty insurance exposure, the fair value of assets acquired and liabilities assumed in business combinations, the valuation of goodwill and intangible franchise rights, and reserves for potential litigation.

Basis of Presentation
Basis of Presentation
All business acquisitions completed during the periods presented have been accounted for using the purchase method of accounting, and their results of operations are included from the effective dates of the closings of the acquisitions. The preliminary allocations of purchase price to the assets acquired and liabilities assumed are assigned and recorded based on estimates of fair value. All intercompany balances and transactions have been eliminated in consolidation.

Revenue Recognition
Revenue Recognition
Revenues from vehicle sales, parts sales and vehicle service are recognized upon completion of the sale or service and delivery to the customer. Conditions to completing a sale include having an agreement with the customer, including pricing, and the sales price must be reasonably expected to be collected. The Company includes revenues from its collision center operations in parts and services sales.
The Company records the profit it receives for arranging vehicle fleet transactions, net, in other finance and insurance revenues. Since all sales of new vehicles must occur through franchised new vehicle dealerships, the dealerships effectively act as agents for the automobile manufacturers in completing sales of vehicles to fleet customers. As these customers typically order the vehicles, the Company has no significant general inventory risk. Additionally, fleet customers generally receive special purchase incentives from the automobile manufacturers and the Company receives only a nominal fee for facilitating the transactions. Taxes collected from customers and remitted to governmental agencies are not included in total revenues.
The Company arranges financing for customers through various institutions and receives financing fees based on the difference between the loan rates charged to customers and wholesale financing rates set by the financing institution. In addition, the Company receives fees from the sale of insurance and vehicle service contracts to customers. Further, through agreements with certain vehicle service contract administrators, the Company earns volume incentive rebates and interest income on reserves, as well as participates in the underwriting profits of the products. The Company may be charged back for unearned financing, insurance contract or vehicle service contract fees in the event of early termination of the contracts by customers. Revenues from these fees are recorded at the time of the sale of the vehicles, and a reserve for future amounts estimated to be charged back is recorded based on the Company’s historical chargeback results and the termination provisions of the applicable contracts. While chargeback results vary depending on the type of contract sold, a 10% increase in the historical chargeback results used in determining estimates of future amounts which might be charged back would have increased the reserve at December 31, 2014 by $2.9 million.

Cash and Cash Equivalents
Cash and Cash Equivalents
Cash and cash equivalents include demand deposits and various other short-term investments with original maturities of three months or less at the date of purchase. As of December 31, 2014 and 2013, cash and cash equivalents excluded $62.1 million and $56.2 million, respectively, of immediately available funds used to pay down the Floorplan Line of the Revolving Credit Facility and the FMCC Facility (as defined in Note 11, “Credit Facilities”), which are the Company’s primary vehicles for the short-term investment of excess cash. These amounts are reflected in the Company’s Consolidated Balance Sheets as the offset accounts related to Floorplan Notes Payable - Credit Facility and Floorplan Notes Payable - Manufacturer Affiliates.

Contracts-in-Transit and Vehicle Receivables
Contracts-in-Transit and Vehicle Receivables
Contracts-in-transit and vehicle receivables consist primarily of amounts due from financing institutions on retail finance contracts from vehicle sales and dealer incentives due from manufacturers. Also included are amounts receivable from vehicle wholesale sales.

Inventories
Inventories
New, used and demonstrator vehicle inventories are carried at the lower of specific cost or market and are removed from inventory using the specific identification method in the Consolidated Balance Sheets. Parts and accessories inventories are valued at lower of cost (determined on a first-in, first-out basis) or market in the Consolidated Balance Sheets. Vehicle inventory cost consists of the amount paid to acquire the inventory, plus the cost of reconditioning, cost of equipment added and transportation cost. Additionally, the Company receives interest assistance from some of the automobile manufacturers. This assistance is accounted for as a vehicle purchase price discount and is reflected as a reduction to the inventory cost on the Company’s Consolidated Balance Sheets and as a reduction to cost of sales in its Statements of Operations as the vehicles are sold. At December 31, 2014 and 2013, inventory cost had been reduced by $8.8 million and $9.0 million, respectively, for interest assistance received from manufacturers. New vehicle cost of sales was reduced by $45.1 million, $38.5 million and $33.9 million for interest assistance received related to vehicles sold for the years ended December 31, 2014, 2013 and 2012, respectively. The assistance over the past three years has ranged from approximately 87.3% of the Company’s quarterly floorplan interest expense in the first quarter of 2013 to 117.7% for the fourth quarter of 2014.
As the market value of inventory typically declines over time, the Company establishes new and used vehicle reserves based on its historical loss experience and management’s considerations of current market trends. These reserves are charged to cost of sales and reduce the carrying value of inventory on hand. Used vehicles are complex to value as there is no standardized source for determining exact values and each vehicle and each market in which the Company operates is unique. As a result, the value of each used vehicle taken at trade-in, or purchased at auction, is determined based on industry data, primarily accessed via the Company’s used vehicle management software and the industry expertise of the responsible used vehicle manager. Valuation risk is partially mitigated by the speed at which the Company turns this inventory. At December 31, 2014, the Company’s used vehicle days’ supply was 33 days.
The Company incurs shipping costs in connection with selling parts to customers. The cost of shipping these parts is included in cost of sales on the Consolidated Statements of Operations.

Property and Equipment
Property and Equipment
Property and equipment are recorded at cost and depreciation is provided using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are capitalized and amortized over the lesser of the estimated term of the lease or the estimated useful life of the asset. The amortization of assets recorded under capital leases is included with depreciation and amortization expense in the Consolidated Statement of Operations.
Expenditures for major additions or improvements, which extend the useful lives of assets, are capitalized. Minor replacements, maintenance and repairs, which do not improve or extend the lives of the assets, are expensed as incurred. Disposals are removed at cost less accumulated depreciation, and any resulting gain or loss is reflected in current operations. The Company reviews long-lived assets for impairment at the lowest level of identifiable cash flows whenever there is evidence that the carrying value of these assets may not be recoverable (i.e., triggering events). This review consists of comparing the carrying amount of the asset with its expected future undiscounted cash flows without interest costs. If the asset’s carrying amount is greater than such cash flow estimate, then it is required to be written down to its fair value. Estimates of expected future cash flows represent management’s best estimate based on currently available information and reasonable and supportable assumptions. See Note 15, “Asset Impairments,” for additional details regarding the Company’s impairment of long-lived assets.

Goodwill
Goodwill
The Company is organized into four geographic regions, East and West regions in the U.S., the U.K. region and the Brazil region. The Company has determined that each region represents a reporting unit for the purpose of assessing goodwill for impairment. Goodwill represents the excess, at the date of acquisition, of the purchase price of the business acquired over the fair value of the net tangible and intangible assets acquired. Annually in the fourth quarter, based on the carrying values of the Company’s regions as of October 31st, the Company performs a fair value and potential impairment assessment of its goodwill. An impairment analysis is done more frequently if certain events or circumstances arise that would indicate a change in the fair value of the non-financial asset has occurred (i.e., an impairment indicator).
In evaluating its goodwill, the Company compares the carrying value of the net assets of each reporting unit to its respective fair value, which is calculated by using unobservable inputs based upon the Company’s internally developed assumptions. This represents the first step of the impairment test. If the fair value of a reporting unit is less than the carrying value of its net assets, the Company must proceed to step two of the impairment test. Step two involves allocating the calculated fair value to all of the tangible and identifiable intangible assets of the reporting unit as if the calculated fair value were the purchase price in a business combination. The Company then compares the value of the implied goodwill resulting from this second step to the carrying value of the goodwill in the reporting unit. To the extent the carrying value of the goodwill exceeds its implied fair value under step two of the impairment test, a non-cash impairment charge equal to the difference is recorded.
The Company uses a combination of the discounted cash flow, or income approach (80% weighted), and the market approach (20% weighted) to determine the fair value of the Company’s reporting units. Included in the discounted cash flow are assumptions regarding revenue growth rates, future gross margins, future selling, general and administrative expenses (“SG&A”) and an estimated weighted average cost of capital (“WACC”). The Company also must estimate residual values at the end of the forecast period and future capital expenditure requirements. Specifically, with regard to the valuation assumptions utilized in the U.S. (which represents the Company’s largest two reporting units) income approach as of October 31, 2014, the Company based our analysis on an estimate of industry sales of 16.6 million units in 2015 and a growth rate of approximately 1.0% a year thereafter back to a U.S. industry sales rate of 17.0 million units by 2017. For the market approach, the Company utilizes recent market multiples of guideline companies for both revenue and pretax net income weighted as appropriate by reporting unit. Each of these assumptions requires the Company to use its knowledge of (1) the industry, (2) recent transactions and (3) reasonable performance expectations for its operations. If any one of the above assumptions change or fails to materialize, the resulting decline in the estimated fair value could result in a material, non-cash impairment charge to the goodwill associated with the reporting unit(s).
At October 31, 2014, 2013 and 2012, the fair value of each of the Company’s reporting units exceeded the carrying value of its net assets (i.e., step one of the impairment test). As a result, the Company was not required to conduct the second step of the impairment test. However, if in future periods the Company determines that the carrying value of the net assets of one or more of its reporting units exceeds the respective fair value as a result of step one, the application of step two of the impairment test could result in a material non-cash impairment charge to the goodwill associated with the reporting unit(s). See Note 16, “Intangible Franchise Rights and Goodwill,” for additional details regarding the Company’s goodwill.

Intangible Franchise Rights
Intangible Franchise Rights
The Company’s only significant identifiable intangible assets, other than goodwill, are rights under franchise agreements with manufacturers, which are recorded at an individual dealership level. The Company expects these franchise agreements to continue for an indefinite period and, for agreements that do not have indefinite terms, the Company believes that renewal of these agreements can be obtained without substantial cost, based on the history with the manufacturer. As such, the Company believes that its franchise agreements will contribute to cash flows for an indefinite period and, therefore, the carrying amounts of the franchise rights are not amortized. Franchise rights acquired in business acquisitions prior to July 1, 2001, were recorded and amortized as part of goodwill and remain as part of goodwill at December 31, 2014 and 2013 in the accompanying Consolidated Balance Sheets. Since July 1, 2001, intangible franchise rights acquired in business combinations have been recorded as distinctly separate intangible assets. In accordance with guidance primarily codified within Accounting Standards Codification (“ASC”) 350, Intangibles-Goodwill and Other, the Company evaluates these franchise rights for impairment annually in the fourth quarter, based on the carrying values of the Company’s individual dealerships as of October 31st, or more frequently if events or circumstances indicate possible impairment has occurred.
In performing its impairment assessments, the Company tests the carrying value of each individual franchise right that was recorded by using a direct value method discounted cash flow model, or income approach, specifically the excess earnings method. Included in this analysis are assumptions, at a dealership level, regarding the cash flows directly attributable to the franchise rights, revenue growth rates, future gross margins and future SG&A expenses. Using an estimated WACC, estimated residual values at the end of the forecast period and estimated future capital expenditure requirements, the Company calculates the fair value of each dealership’s franchise rights.
As of October 31, 2014, 2013 and 2012, the Company determined that the carrying value of certain of the intangible franchise rights was greater than their fair value and as such, a $25.6 million, $5.4 million and $7.0 million pre-tax non-cash impairment was recognized, respectively. See Note 16, “Intangible Franchise Rights and Goodwill,” for additional details regarding the Company’s intangible franchise rights.

Income Taxes
Income Taxes
Currently, the Company operates in 14 different states in the U.S., in the U.K. and in Brazil, each of which has unique tax rates and payment calculations. As the amount of income generated in each jurisdiction varies from period to period, the Company’s estimated effective tax rate can vary based on the proportion of taxable income generated in each jurisdiction.
The Company follows the liability method of accounting for income taxes in accordance with ASC 740, Income Taxes. Under this method, deferred income taxes are recorded based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the underlying assets are realized or liabilities are settled. A valuation allowance reduces deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized.
The Company has recognized deferred tax assets, net of valuation allowances, that it believes will be realized, based primarily on the assumption of future taxable income. As it relates to net operating losses, a corresponding valuation allowance has been established to the extent that the Company has determined that net income attributable to certain jurisdictions will not be sufficient to realize the benefit.

Fair Value of Financial Assets and Liabilities
Fair Value of Financial Assets and Liabilities
The Company’s financial instruments consist primarily of cash and cash equivalents, contracts-in-transit and vehicle receivables, accounts and notes receivable, accounts payable, credit facilities, long-term debt and interest rate swaps. The fair values of cash and cash equivalents, contracts-in-transit and vehicle receivables, accounts and notes receivable, accounts payable, and credit facilities approximate their carrying values due to the short-term nature of these instruments or the existence of variable interest rates. As of December 31, 2014, the Company’s 5.00% Senior Notes had a carrying value of $540.1 million, and a fair value of $534.9 million. Of the $358.3 million and $280.2 million of other real estate related and long-term debt as of December 31, 2014 and December 31, 2013, respectively, $158.1 million and $164.1 million represented fixed interest rate borrowings. The fair value of such fixed interest rate borrowings was $186.4 million and $190.0 million as of December 31, 2014 and December 31, 2013, respectively.
For discussion on the fair value of the Company’s interest rate swaps, refer to “Derivative Financial Instruments” below.

Fair Value of Assets Acquired and Liabilities Assumed
Fair Value of Assets Acquired and Liabilities Assumed
The fair values of assets acquired and liabilities assumed in business combinations are estimated using various assumptions. The most significant assumptions, and those requiring the most judgment, involve the estimated fair values of property and equipment and intangible franchise rights, with the remaining amounts attributable to goodwill, if any. The Company utilizes third-party experts to determine the fair values of property and equipment purchased, including real estate and its fair value model as discussed under “Intangible Franchise Rights” above to determine the fair value of intangible franchise rights acquired.

Foreign Currency Translation
Foreign Currency Translation
The functional currency for the Company’s U.K. subsidiaries is the British pound sterling (£) and of our Brazil subsidiaries is the Brazilian real. The financial statements of all the Company’s foreign subsidiaries have been translated into U.S. dollars. All assets and liabilities of foreign operations are translated into U.S. dollars using period-end exchange rates and all revenues and expenses are translated at average rates during the respective period. The difference in the U.S. dollar results that arise from the translation of all assets and liabilities are included in the cumulative currency translation adjustments in accumulated other comprehensive income/loss in stockholders’ equity and other income/expense, when applicable.

Derivative Financial Instruments
Derivative Financial Instruments
One of the Company’s primary market risk exposures is increasing interest rates. Interest rate derivatives, designated as cash flow hedges, are used to adjust interest rate exposures when appropriate based on market conditions.
The Company follows the requirements of guidance primarily codified within ASC 815, Derivatives and Hedging (“ASC 815”) pertaining to the accounting for derivatives and hedging activities. ASC 815 requires the Company to recognize all cash flow hedges on its balance sheet at fair value. The related gains or losses on these interest rate derivatives are deferred in stockholders’ equity as a component of accumulated other comprehensive loss. These deferred gains and losses are recognized in interest expense in the period in which the related items being hedged are recognized in interest expense. However, to the extent that the change in value of a derivative contract does not perfectly offset the change in the value of the items being hedged, that ineffective portion is immediately recognized in other income or expense. Monthly contractual settlements of these swap positions are recognized as floorplan or other interest expense in the Company’s accompanying Consolidated Statements of Operations. All of the Company’s interest rate hedges were designated as cash flow hedges and were deemed to be effective at December 31, 2014, 2013 and 2012.
The Company measures its interest rate derivative instruments utilizing an income approach valuation technique, converting future amounts of cash flows to a single present value in order to obtain a transfer exit price within the bid and ask spread that is most representative of the fair value of its derivative instruments. In measuring fair value, the Company utilizes the option-pricing Black-Scholes present value technique for all of its derivative instruments. This option-pricing technique utilizes a one-month London Interbank Offered Rate (“LIBOR”) forward yield curve, obtained from an independent external service provider, matched to the identical maturity term of the instrument being measured. Observable inputs utilized in the income approach valuation technique incorporate identical contractual notional amounts, fixed coupon rates, periodic terms for interest payments and contract maturity. The fair value estimate of the interest rate derivative instruments also considers the credit risk of the Company for instruments in a liability position or the counterparty for instruments in an asset position. The credit risk is calculated by using the spread between the one-month LIBOR yield curve and the relevant average 10 and 20-year retail rate according to Standard and Poor’s.
The Company has determined the valuation measurement inputs of these derivative instruments to maximize the use of observable inputs that market participants would use in pricing similar or identical instruments and market data obtained from independent sources, which is readily observable or can be corroborated by observable market data for substantially the full term of the derivative instrument. Accordingly, the Company has classified the derivatives within Level 2 of the ASC 820 hierarchy framework in Note 13, “Fair Value Measurements.” The Company validates the outputs of its valuation technique by comparison to valuations from the respective counterparties. See Note 4, “Derivative Instruments and Risk Management Activities,” and Note 13, “Fair Value Measurements,” for further details regarding the Company’s derivative financial instruments and fair value measurements.

Factory Incentives
Factory Incentives
In addition to the interest assistance discussed above, the Company receives various dealer incentive payments from certain of the automobile manufacturers. These incentive payments are typically received on parts purchases from the automobile manufacturers and on new vehicle retail sales. These incentives are reflected as reductions of cost of sales in the statement of operations.

Earnings Per Share
Earnings Per Share
The Company utilizes the two-class method for the computation of earnings per share (“EPS”). The two-class method requires a portion of net income to be allocated to participating securities, which are unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents. The Company’s restricted stock awards qualify as participating securities as each contain non-forfeitable rights to dividends. Income allocated to these participating securities is excluded from net earnings available to common shares. Basic EPS is computed by dividing net income available to basic common shares by the weighted average number of basic common shares outstanding during the period. Diluted EPS is computed by dividing net income available to diluted common shares by the weighted average number of dilutive common shares outstanding during the period.

Advertising
Advertising
The Company expenses the costs of advertising as incurred. Advertising expense for the years ended December 31, 2014, 2013, and 2012, totaled $73.8 million, $59.0 million and $54.1 million, respectively. Additionally, the Company receives advertising assistance from some of the automobile manufacturers. The Company must spend such advertising assistance on qualified advertising and is subject to audit and chargeback by the manufacturer. The assistance is accounted for as an advertising expense reimbursement and is generally reflected as a reduction of advertising expense, which is included in SG&A expenses in the accompanying Consolidated Statements of Operations, as the vehicles are sold, and in accrued expenses on the balance sheet for amounts related to vehicles still in inventory on that date.
Advertising expense has been reduced by $16.6 million, $24.1 million and $23.7 million for advertising assistance earned related to vehicles sold for the years ended December 31, 2014, 2013, and 2012, respectively.

Business and Credit Risk Concentrations
Business and Credit Risk Concentrations
The Company owns and operates franchised automotive dealerships in the U.S., the U.K. and Brazil. Automotive dealerships operate pursuant to franchise agreements with vehicle manufacturers. Franchise agreements generally provide the manufacturers or distributors with considerable influence over the operations of the dealership. The success of any franchised automotive dealership is dependent, to a large extent, on the financial condition, management, marketing, production and distribution capabilities of the vehicle manufacturers or distributors of which the Company holds franchises. The Company purchases substantially all of its new vehicles from various manufacturers or distributors at the prevailing prices to all franchised dealers. The Company’s sales volume could be adversely impacted by the manufacturers’ or distributors’ inability to supply the dealerships with an adequate supply of vehicles. For the year ended December 31, 2014, Toyota (including Lexus, Scion and Toyota brands), BMW (including MINI and BMW brands), Honda (including Acura and Honda brands), Ford (including Ford and Lincoln brands), Nissan (including Infiniti and Nissan brands), General Motors (including Chevrolet, GMC, Buick, and Cadillac brands), Volkswagen (including Audi, Porsche, and Volkswagen brands), Hyundai (including Hyundai and Kia brands), Daimler (including Mercedes-Benz, smart and Sprinter brands), and Chrysler (including Chrysler, Dodge, RAM and Jeep brands) accounted for 26.7%, 11.5%, 11.3%, 10.9%, 9.4%, 6.4%, 6.1%, 5.5%, 4.5%, and 4.4% of the Company’s new vehicle sales volume, respectively. No other manufacturer accounted for more than 3.0% of the Company’s total new vehicle sales volume in 2014. Through the use of an open account, the Company purchases and returns parts and accessories from/to the manufacturers and receives reimbursement for rebates, incentives and other earned credits. As of December 31, 2014, the Company was due $86.1 million from various manufacturers (see Note 8, “Accounts and Notes Receivable”). Receivable balances from Toyota, General Motors, Daimler, BMW, Ford, Nissan, Volkswagen, Hyundai, Honda, and Chrysler represented 17.7%, 16.0%, 15.3%, 14.3%, 8.8%, 6.7%, 6.5%, 4.5%, 3.8%, and 3.2%, respectively, of this total balance due from manufacturers.

Statements of Cash Flows
Statements of Cash Flows
With respect to all new vehicle floorplan borrowings, the manufacturers of the vehicles draft the Company’s credit facilities directly with no cash flow to or from the Company. With respect to borrowings for used vehicle financing in the U.S., the Company finances up to 80% of the value of the used vehicle inventory and the funds flow directly to the Company from the lender. In the U.K., the Company chooses which used vehicles to finance and the borrowings flow directly to the Company from the lender. In Brazil, dependent upon the brand, the Company either finances up to 80% of the value of the used vehicle inventory or it chooses which used vehicles to finance and the funds flow directly to the Company from the lender. All borrowings from, and repayments to, lenders affiliated with the vehicle manufacturers (excluding the cash flows from or to manufacturer affiliated lenders participating in the Company’s syndicated lending group) are presented within Cash Flows from Operating Activities on the Consolidated Statements of Cash Flows. In addition, all borrowings from, and repayments to, the syndicated lending group under the Revolving Credit Facility (as defined in Note 11, “Credit Facilities”) (including the cash flows from or to manufacturer affiliated lenders participating in the facility) and borrowing from, and repayments to, the Company’s other credit facilities are presented within Cash Flows from Financing Activities.
Cash paid for interest, including the monthly settlement of the Company’s interest rate derivatives, was $80.2 million, $66.2 million and $55.8 million in 2014, 2013 and 2012, respectively. Cash paid for taxes, net of refunds, was $62.3 million, $49.0 million and $38.6 million in 2014, 2013 and 2012, respectively.

Stock-Based Compensation
Stock-Based Compensation
Stock-based compensation represents the expense related to stock-based awards granted to employees and non-employee directors. The Company measures stock-based compensation expense at grant date based on the estimated fair value of the award and recognizes the cost on a straight-line basis, net of estimated forfeitures, over the employee requisite service period. The Company estimates the fair value of its employee stock purchase rights issued pursuant to the Employee Stock Purchase Plan using a Black-Scholes valuation model. The expense for stock-based awards is recognized as an SG&A expense in the accompanying Consolidated Statement of Operations.

Business Segment Information
Business Segment Information
The Company, through its regions, conducts business in the automotive retailing industry, including selling new and used cars and light trucks, arranging related vehicle financing, selling service and insurance contracts, providing automotive maintenance and repair services and selling vehicle parts. The Company has three reportable segments: the U.S., which includes the activities of the Company’s corporate office, the U.K., and Brazil. See Note 21, “Segment Information,” for additional details regarding the Company’s reportable segments.

Self-Insured Medical, Property and Casualty Reserves
Self-Insured Medical, Property and Casualty Reserves
The Company purchases insurance policies for worker’s compensation, liability, auto physical damage, property, pollution, employee medical benefits and other risks consisting of large deductibles and/or self-insured retentions.
At least annually, the Company engages a third-party actuary to conduct a study of the exposures under the self-insured portion of its worker’s compensation and general liability insurance programs for all open policy years. In the interim, the Company reviews the estimates within the study and monitors actual experience for unusual variances. The appropriate adjustments are made to the accrual, based upon these procedures. Actuarial estimates for the portion of claims not covered by insurance are based on historical claims experience adjusted for loss trending and loss development factors. Changes in the frequency or severity of claims from historical levels could influence the Company’s reserve for claims and its financial position, results of operations and cash flows. A 10% increase in the actuarially determined estimate of aggregate future losses would have increased the reserve for these losses at December 31, 2014, by $2.1 million.
The Company’s auto physical damage insurance coverage is limited and contains two layers of coverage. The first layer is composed of a $10.0 million per occurrence company deductible with an annual maximum aggregate deductible of $30.0 million with no maximum payout. The secondary policy provides for an additional $10.0 million, maximum, in annual loss coverage after the Company has either incurred $20.0 million in company-paid deductibles related to hail loss, or incurred $5.0 million in company-paid deductibles related to any weather event other than hail.
For policy years ended prior to October 31, 2005, the Company’s workers’ compensation and general liability insurance coverage included aggregate retention (stop loss) limits in addition to a per claim deductible limit (“Stop Loss Plans”). Due to historical experience in both claims frequency and severity, the likelihood of breaching the aggregate retention limits described above was deemed remote, and as such, the Company elected not to purchase this stop loss coverage for the policy year beginning November 1, 2005 and for each subsequent year (“No Stop Loss Plans”). The Company’s exposure per claim under the No Stop Loss Plans is limited to $1.0 million per occurrence, with unlimited exposure on the number of claims up to $1.0 million that may be incurred. As of December 31, 2014, we have accrued $0.5 million and $20.3 million for our Stop Loss and No Stop Loss plans, respectively. The Company’s maximum potential exposure under its worker’s compensation and general liability Stop Loss Plans totaled $34.9 million at December 31, 2014, before consideration of amounts previously paid or accruals recorded related to the Company’s loss projections. After consideration of the amounts paid or accrued, the remaining potential loss exposure under the Stop Loss Plans totaled $13.8 million at December 31, 2014.

Consolidation, Variable Interest Entity, Policy
Variable Interest Entity
In 2013, the Company entered into arrangements to provide a related-party entity that owns and operates retail automotive dealerships a fixed-interest-rate working capital loan and various administrative services for a variable fee, both of which constitute variable interests in the entity. The Company’s exposure to loss as a result of its involvement in the entity includes the balance outstanding under the loan arrangement. The Company holds no equity ownership interest in the entity. The Company has determined that the entity meets the criteria of a variable interest entity (“VIE”). The terms of the loan and services agreements provide the Company with the right to control the activities of the VIE that most significantly impact the VIE’s economic performance, the obligation to absorb potentially significant losses of the VIE and the right to receive potentially significant benefits from the VIE. Accordingly, the Company qualified as the VIE’s primary beneficiary and consolidated the assets and liabilities of the VIE as of December 31, 2014 and 2013, as well as the results of operations of the VIE beginning on the effective date of the variable interests arrangements to December 31, 2013 and for the year ended December 31, 2014. The floorplan notes payable liability of the VIE is securitized by the new and used vehicle inventory of the VIE. The carrying amounts and classification of assets (which can only be used to settle the liabilities of the VIE) and liabilities (for which creditors do not have recourse to the general credit of the Company) included in the Company’s consolidated statements of financial position for the consolidated VIE is as follows (in thousands):

	December 31, 2014	December 31, 2013 (1)
Current assets	$19,049	$24,170
Non-current assets	31,783	71,033
Total assets	$50,832	$95,203
Current liabilities	$16,374	$21,653
Non-current liabilities	15,955	25,374
Total liabilities	$32,329	$47,027

New Accounting Pronouncements, Policy
Recent Accounting Pronouncements
In April 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360): Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity, that raises the threshold for disposals to qualify as discontinued operations to include only those disposals of components of an entity that represent a strategic shift that has (or will have) a major effect on an entity’s operations and financial results. The amendments in this accounting standard update should be applied prospectively and are effective for annual periods, and interim periods within those years, beginning on or after December 15, 2014. Early adoption is permitted for disposals that have not been reported in financial statements previously issued. The Company does not expect a material impact of the ASU on its consolidated financial statements.
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), that amends the accounting guidance on revenue recognition. The amendments in this ASU are intended to provide a framework for addressing revenue issues, improve comparability of revenue recognition practices, and improve disclosure requirements. The amendments in this accounting standard update are effective for interim and annual reporting periods beginning after December 15, 2016. Early adoption is not permitted. The Company is currently evaluating the impact the provisions of the ASU will have on its consolidated financial statements, but currently does not expect a material impact.